SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            The 59 Wall Street Trust
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                (Name of Registrant as Specified in its Charter)

                                 Linda T. Gibson
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1. Title of each class of securities to which transaction applies:
         ------------------------------------------------------------------
         2. Aggregate number of securities to which transaction applies:
         ------------------------------------------------------------------
         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -------------------------------------------------------------------
         4. Proposed maximum aggregate value of transaction:
         -------------------------------------------------------------------
         5. Total fee paid:
         -------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1. Amount Previously Paid:
         -------------------------------------------------------------------
         2. Form, Schedule or Registration Statement No.:
         -------------------------------------------------------------------
         3. Filing Party:
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         4. Date Filed:
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
WS5731b
                        PRELIMINARY DRAFT / CONFIDENTIAL


                            THE 59 WALL STREET TRUST
                   21 Milk Street, Boston, Massachusetts 02109
                                 (617) 423-0800


                    Notice of Special Meeting of Shareholders
                           To be held October 8, 1999


         A Special Meeting of Shareholders of THE 59 WALL STREET MONEY MARKET FUND (the "Money Market Fund"), THE 59 WALL STREET U.S. TREASURY MONEY FUND (the "Treasury Money Fund"), THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND (the "Fixed Income Fund") and THE 59 WALL STREET TAX EXEMPT MONEY FUND (the "Tax Exempt Money Fund"), (each a "Fund" and collectively the "Funds"), each a series of The 59 Wall Street Trust, a Massachusetts business trust (the "Trust"), will be held at the offices of Brown Brothers Harriman & Co. at 59 Wall Street, New York, NY 10005, on Friday, October 8, 1999 at 3:00 p.m. for the following purposes, all as set forth in the accompanying Proxy Statement.

         For shareholders of all Funds

                           PROPOSAL 1. To vote on amendments to the Declaration of Trust of the Trust regarding Trustee retirement and removal provisions.

                           PROPOSAL 2.      To elect four Trustees of the Trust.

                           PROPOSAL  3. To vote on the  selection  of Deloitte &
                           Touche  LLP  as  the  independent   certified  public
                           accountants of the Trust.

         For shareholders of the Tax Exempt Money Fund only:

                           PROPOSAL 4. To vote on an Investment Advisory Agreement (as set forth in Appendix A to the accompanying Proxy Statement) between the Trust on behalf of the Tax Exempt Money Fund and its investment adviser, Brown Brothers Harriman & Co.




         For shareholders of the Money Market Fund only:

                           PROPOSAL 5: To authorize the Trust, on behalf of the Money Market Fund, to vote at a meeting of investors of the Money Market Fund's corresponding portfolio, the U.S. Money Market Portfolio (the "Portfolio") to:
                           (A) vote on an amendment to the Declaration of Trust of the Portfolio regarding Trustee retirement and removal provisions; (B) elect six Trustees of the Portfolio; and (C) vote on the selection of Deloitte & Touche LLP as the independent certified public accountants of the Portfolio.

         For shareholders of all Funds:

                           PROPOSAL 6: To transact such other business as may properly come before the meeting or any adjournment thereof.

The Trustees  recommend that you vote in favor of items 1, 2, 3, 4 and 5.

         Only shareholders of record on August 20, 1999 will be entitled to vote at the meeting and at any adjournments thereof.

                                                   Linda T. Gibson, Secretary

August 31, 1999

YOUR VOTE IS IMPORTANT. We would appreciate your voting, signing and returning the enclosed proxy promptly, which will help in avoiding the additional expenses of a second solicitation. A stamped, self-addressed envelope is enclosed for your convenience.

                        PRELIMINARY DRAFT / CONFIDENTIAL

                                 PROXY STATEMENT

         This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of The 59 Wall Street Trust, a Massachusetts business trust (the "Trust"), to be used at a special meeting of Shareholders of The 59 Wall Street Money Market Fund (the "Money Market Fund"), The 59 Wall Street U.S. Treasury Money Fund (the "Treasury Money Fund"), The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund (the "Fixed Income Fund") and The 59 Wall Street Tax Exempt Money Fund (the "Tax Exempt Money Fund") (each, a "Fund" and collectively, the "Funds") each a series of the Trust, to be held at the offices of Brown Brothers Harriman & Co. at 59 Wall Street, New York, NY 10005 on Friday, October 8, 1999 at 3:00 p.m. and at any adjournments thereof for the purposes set forth in the accompanying Notice. (Such meeting and any adjournment or postponement thereof are referred to as the "Meeting".) It is expected that proxy solicitations will be made primarily by mail. The Trust will bear all proxy solicitation costs. The Trust's officers and service contractors may also solicit proxies by telephone or personal interview at no additional cost to the Trust. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Trust. This Proxy Statement and the enclosed proxy card are expected to be distributed on or about August 31, 1999 to shareholders of record at the close of business on August 20, 1999 (the "Record Date").

         Only shareholders of record on the Record Date will be entitled to vote at the Meeting. On the Record Date, the numbers of shares of beneficial interest of each Fund outstanding and entitled to vote at the Meeting were as follows: the Money Market Fund [NUMBER] shares; the Treasury Money Fund - [NUMBER] shares; the Fixed Income Fund - [NUMBER] shares and the Tax Exempt Money Fund [NUMBER] shares. (The shares are referred to individually as a "Share" and collectively as the "Shares".) Each Share is entitled to one vote, and fractional Shares are entitled to proportionate shares of one vote.

         The Trust is a no-load, diversified, open-end management investment company organized on June 7, 1983 as a business trust under the laws of the Commonwealth of Massachusetts. The Money Market Fund was designated as a series of the Trust on June 7, 1983; the Treasury Money Fund was designated as a series of the Trust on February 14, 1991; the Fixed Income Fund was designated as a series of the Trust on June 26, 1992; and The Tax Exempt Money Fund was designated as a series of the Trust on February 16, 1999. The Money Market Fund seeks to achieve its investment objective by investing all of its investable assets in U.S. Money Market Portfolio (the "Portfolio"). The Portfolio is an open-end, diversified management investment company having the same investment objective as the Money Market Fund.

         Shareholders of the Money Market Fund are being asked to vote on certain matters with respect to the Portfolio because the Portfolio has called a meeting of its investors (principally the Money Market Fund) to vote on such matters.

         Brown Brothers Harriman & Co., 59 Wall Street, New York, New York 10005, acts as the administrator for the Trust and as the investment adviser for each of the Treasury Money Fund, the Fixed Income Fund, the Tax Exempt Money Fund and the Portfolio. 59 Wall Street Distributors, Inc., 21 Milk Street, Boston, Massachusetts 02109, acts as distributor for the Trust.

         The Board of Trustees is recommending the following proposals:

PROPOSAL                                                                         FUNDS AFFECTED
------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------- --------------------------------
1.   To vote on  amendments  to the  Declaration  of Trust of the  regarding All
     Trustee retirement and removal provisions.
--------------------------------------------------------------------------------- --------------------------------
--------------------------------------------------------------------------------- --------------------------------
2.       To elect four Trustees of the Trust.                                     All
--------------------------------------------------------------------------------- --------------------------------
--------------------------------------------------------------------------------- --------------------------------
3.   To vote on the  selection of Deloitte & Touche LLP as the  independent  All certified public accountants of the Trust.

--------------------------------------------------------------------------------- --------------------------------
--------------------------------------------------------------------------------- --------------------------------
4.       To vote on an  Investment  Advisory  Agreement  between  the  Trust  on  Only the Tax Exempt Money Fund behalf of the Tax  Exempt  Money  Fund and its  investment  adviser,  Brown
     Brothers Harriman & Co.
--------------------------------------------------------------------------------- --------------------------------
--------------------------------------------------------------------------------- --------------------------------
5.       To consider and act upon  proposals to authorize  the Trust,  on behalf  Only the Money Market Fund of the  Money  Market  Fund,  to  vote at a  meeting  of  investors  of the
     Portfolio,  to: (A) vote on an amendment to the Declaration of Trust of the
     Portfolio  regarding Trustee retirement and removal  provisions;  (B) elect six Trustees of the Portfolio;  and (C) vote on the selection of Deloitte &
     Touche  LLP  as  the  independent   certified  public  accountants  of  the
     Portfolio.

--------------------------------------------------------------------------------- --------------------------------
--------------------------------------------------------------------------------- --------------------------------
6.   To transact such other business as may properly come before the All meeting or any adjournment thereof.

--------------------------------------------------------------------------------- --------------------------------

         The Annual Report to Shareholders of each Fund, containing audited financial statements for its fiscal year ended June 30, 1999 were mailed to all shareholders of record of that Fund prior to the Meeting. These reports are available without charge upon request by calling the Trust at (800) 625-5759. These reports are not to be regarded as proxy solicitation material.

         This joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of separate proxy statements for each Fund and, because many shareholders own Shares of more than one Fund, to avoid overburdening shareholders with more than one proxy statement. It is therefore essential that shareholders complete, date and sign the enclosed proxy card(s). Proposals 1, 2 and 3 described herein relate to all of the Funds and shareholders of all Funds will vote together on these proposals. Proposal 4 described herein relates to only the Tax Exempt Money Fund. Proposal 5 described herein relates to only the Money Market Fund and authorizes the Trust to vote at a meeting of investors in the Portfolio. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of shares.

         In the event that a quorum is not present at the Meeting or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting (with respect to all or some of the proposals and with respect to all or some of the Funds) to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment represented at the Meeting in person or by proxy. In the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies will vote those proxies which they are entitled to vote FOR all such items, in favor of such an adjournment; and will vote those proxies required to be voted AGAINST any such item, against any adjournment. A shareholder vote may be taken on one or more of the proposals with respect to one or more Funds in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Pursuant to the Declaration of Trust and By-Laws of the Trust, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the issued and outstanding Shares of the Trust entitled to vote at the Meeting except where the holders of any series of Shares are to vote as a series, then the presence in person or by proxy of the holders of a majority of the Shares of such series issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of such business.

         If you return your proxy card with no voting instructions, your Shares will be voted in favor of each matter described in the Proxy Statement. If you give instructions to abstain, your Shares will be represented at the Meeting for purposes of determining whether a quorum is present and your instructions to abstain will have the same effect as instructions to cast a negative vote. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of proposals 1, 2, 3, 4 and 5. The Trust's Declaration of Trust provides that, at any meeting of shareholders of a Fund, Brown Brothers Harriman & Co., as an eligible institution or shareholder servicing agent, may vote any Shares as to which Brown Brothers Harriman & Co. is the agent of record and which are otherwise not represented in person or by proxy at the Meeting, proportionately in accordance with the votes cast by holders of all Shares otherwise represented at the meeting in person or by proxy as to which Brown Brothers Harriman & Co. is the agent of record. Any Shares so voted by Brown Brothers Harriman & Co. will be deemed represented at the meeting for purposes of quorum requirements.

         In order that your Shares may be represented at the Meeting, you are requested to:

o        Indicate your instructions on the enclosed proxy card(s);
o        Date and sign the proxy card(s);
o Mail the proxy card(s) promptly in the enclosed envelope, which requires no postage if mailed in the United States; and o Allow sufficient time for the proxy card(s) to be received on or before 9:00 a.m. on October 8, 1999.

PROPOSAL 1:       TO AMEND THE DECLARATION OF TRUST OF THE REGARDING RETIREMENT
                  AND REMOVAL PROVISIONS.

         The Board of Trustees of the Trust has approved, and recommends that shareholders of the Trust approve, a proposal to amend certain provisions of the Declaration of Trust of the Trust amended and restated as of October 23, 1989 (the "Trust's Declaration of Trust"), to establish a mandatory retirement age and expand removal provisions of Trustees of the Trust.

         Currently, the Trust's Declaration of Trust provides that a Trustee's term of office is indefinite and that a Trustee may be removed for cause by the action of two-thirds the remaining Trustees. The Trustees of the Trust have recommended that the Declaration of Trust be amended. Such amendments would specifically provide that a Trustee shall hold office until he or she attains the age of seventy (except for Trustees elected prior to January 1, 2000 who would hold office until he or she attains the age of seventy-two), or until he or she sooner dies, resigns or is otherwise removed as provided in the Declaration of Trust. Additionally, such amendments would provide that a Trustee may be removed with or without cause by a vote of three-quarters of the remaining Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the Trust ("Independent Trustees") of the Trust.

         If this item is approved by Shareholders of the Trust, the definitions section of the Trust's Declaration of Trust shall be amended to read in relevant part as follows:

         "Independent   Trustees"   shall  mean  those   Trustees  who  are  not
         "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

         Section 2.2 of Article II of the Trust's Declaration of Trust shall be amended to read in relevant part as follows:

         Subject to the provisions of Section 16(a) of the [Investment Company Act of 1940] ("1940 Act"), . . . a Trustee shall hold office until he or she attains the age of seventy (except with respect to Trustees elected prior to January 1, 2000, until he or she attains the age of seventy-two), or until he or she sooner dies, resigns or is removed as provided in Section 2.3 below.

         Section 2.3 of Article II of the Trust's Declaration of Trust shall be amended to read in relevant part as follows:

         Any of the Trustees may be removed (provided that the aggregate number of Trustees after such removal shall not be less than the number required by Section 2.1 hereof) with or without cause, by action of three-quarters of the remaining Trustees who are Independent Trustees.

         Section 2.4 of Article II of the Trust's Declaration of Trust shall be amended to read in relevant part as follows:

         The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the expiration of the term of office pursuant to
         Section 2.2 hereof, attainment of the age seventy (except with respect to Trustees elected prior to January 1, 2000 attainment of the age of seventy-two), the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

         The Declaration of Trust also currently describes the obligation of the Trustees to call a meeting of shareholders with respect to the removal of a Trustee when requested to do so by shareholders meeting certain ownership requirements. Because this obligation is a requirement of the 1940 Act and not required disclosure for a Trust's Declaration of Trust, the Trustees of the Trust recommend that the following information shall be deleted from Section 2.3 of Article II of the Trust's Declaration of Trust:

         The Trustees shall promptly call a meeting of Shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing so to do by the holders of not less than 10 per centum of the outstanding Shares. Whenever ten or more Shareholders who have been such for at least six months preceding the date of application, and who hold in the aggregate either Shares having a net asset value of at least $25,000 or at least 1 per centum of the outstanding Shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other Shareholders with a view to obtaining signatures to a request for a meeting pursuant to the preceding sentence and accompanied by a form of communication and request which they wish to transmit, the Trustees shall then follow the procedures set forth in Section 16(c)(1) or 16(c)(2) of the 1940 Act.

         As this obligation of the Trustees is a requirement of the 1940 Act, the deletion of the above language will not effect the powers or rights of shareholders.

         The full text of applicable sections of the Trust's Declaration of Trust, as proposed to be amended, are set forth in the Appendix B to this proxy statement.

         It is intended that proxies submitted by Shareholders of the Trust not limited to the contrary will be voted in favor of amending the Declaration of Trust of the Trust as set forth in Appendix B. The amendment to the Trust's Declaration of Trust requires the vote of a majority of the outstanding voting securities of the Trust present in person or represented by proxy at the Meeting ("Trust Majority Shareholder Vote").

The Board of Trustees of the Trust unanimously recommends that the shareholders of the Trust vote FOR the approval of the proposed amendments to the Trust's Declaration of Trust.

PROPOSAL 2:       To elect four Trustees of the Trust.

         It is proposed by the Board of Trustees of each of the Trust and the Portfolio that there be a common Board of Trustees among the Trust and the Portfolio as well as The 59 Wall Street Fund, Inc. (the "Corporation") and, with respect to each series of the Corporation which is organized in the Hub and Spoke(R) master-feeder mutual fund structure, that fund's corresponding portfolio (the "Corresponding Portfolios") (the Trust, the Portfolio, the Corporation and each Corresponding Portfolio are referred to collectively as "The 59 Wall Street Family of Funds"). The Corporation is an open-end management investment company that is organized as a Maryland corporation. Several of its series invest substantially all of their investable assets in Corresponding Portfolios. Each Corresponding Portfolio is an open-end management investment company having the same investment objective as its corresponding series of the Corporation. The Trustees of the Trust believe that a combined Board or Trustees would permit the Trustees to more efficiently supervise the affairs of each of the Trust and the Portfolio as well as the other funds/portfolios in The 59 Wall Street Family of Funds.

         When  the  Trust  and  the  Portfolio  were   organized,   the  Trust's
Independent Trustees and the Trustees who are not "interested persons," as defined in the 1940 Act, of the Portfolio ("Portfolio's Independent Trustees") were separate. The Trustees of the Portfolio and the Trust now believe that the supervision of the affairs of the Trust and the Portfolio will be more efficient and effective if there is a common Board of Trustees.

         The Board of Trustees of the Trust has fixed the number of Trustees at nine, and, at a meeting on August 10, 1999, nominated Messrs. Carpenter, Clark, Seitzman and Ivory for election by the shareholders in accordance with the provisions of the 1940 Act. The Board of Trustees of the Portfolio has fixed the number of its Trustees at nine and, at a meeting on August 10, 1999 nominated the five current Trustees of the Trust (Messrs. Shields, Feldman, Miltenberger, Beard and Lowy) and Mr. Ivory for election by investors.

         Thus, if shareholders of the Trust and investors in the Portfolio approve the nominees for election for their respective funds/portfolios, both of the Trust and the Portfolio will have a common Board of Trustees. Additionally, the Boards of Trustees of the Corporation and the Corresponding Portfolios have also requested shareholders and investors to elect the same nominees. If shareholders of the Corporation and investors of the Corresponding Portfolios also approve the nominees for election, all the funds/portfolios in The 59 Wall Street Family of Funds will have a common Board of Trustees/Directors.

         It is the present intention that the enclosed proxy will, unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon, be used to vote FOR the election of the four nominees indicated below as Trustees of the Trust. Each Trustee so elected will hold office until he resigns, retires, attains the age of seventy (except for Trustees elected prior to January 1, 2000 who would hold office until he or she attains the age of seventy-two) or is removed, as provided in the Trust's Declaration of Trust. Please note that each of Messrs. Carpenter, Clark and Seitzman currently serves as a Trustee of the Portfolio and the Corresponding Portfolios and each nominee has consented to serve if elected at the Meeting. Mr. Ivory is being nominated as a Trustee of the Trust, the Portfolio and the Corresponding Portfolios and has consented to serve if elected at the Meeting.

         The following table shows the current Trustees and officers of the Trust and the Portfolio and the nominees for election as Trustees of the Trust and Trustees of the Portfolio and their principal occupations which, unless otherwise specified, are of more than five years duration, although the titles held may have varied during that period. Asterisks indicate those Trustees and officers who are "interested persons," as defined in the 1940 Act, of the Trust or the Portfolio. Only the Trust's Independent Trustees and the Portfolio's Independent Trustees receive compensation from the Trust or the Portfolio, respectively. Unless otherwise indicated, the principal business address of each Trustee or officer is 21 Milk Street, Boston, Massachusetts 02109.

         The following  table sets forth certain  information  about the current
         Trustees  of the Trust and  nominees  for  election  as Trustees of the
         Portfolio:


                                                       Business Experience
Name                       Age      Trustee Since      During Past Five Years

J.V. Shields, Jr.*         61       June, 1990         Chairman of the Board and  Director of The 59 Wall  Street Fund,
                                                       Inc.;   Director,   Chairman  and  Chief  Executive  Officer  of
                                                       Shields & Company;  Chairman of Capital  Management  Associates,
                                                       Inc.;  Director of Flowers  Industries,  Inc;  Vice Chairman and
                                                       Trustee of New York Racing Association.

Eugene P. Beard**          64       September, 1993    Director of The 59 Wall Street  Fund,  Inc.;  Executive  Vice  President
                                                       - Finance and Operations of The Interpublic Group of Companies, Inc.

David P. Feldman**         59       September, 1990    Director of The 59 Wall Street Fund,  Inc.;  Retired;  Vice President and
                                                       Investment  Manager  - AT&T  Investment  Management  Corporation
                                                       (prior to October 1997);  Director of Dreyfus Mutual Funds;  and
                                                       Jeffrey Co.; and Heitman Financial.

Alan G. Lowy**             60       September, 1993    Director  of The 59 Wall Street  Fund,  Inc.;  Private  Investor;
                                                       Secretary,  Los Angeles County Board of Investments (prior to March 1995).

Arthur D. Miltenberger**   60       February, 1992   Director of The 59 Wall Street Fund, Inc.;  Retired;  Executive Vice President
                                                     and Chief Financial  Officer of Richard K. Mellon and Sons (prior to
                                                     June  1998);  Treasurer  of the Richard  King Mellon  Foundation
                                                     (prior to June 1998);  Vice President of the Richard King Mellon
                                                     Foundation;   Trustee,   R.K.  Mellon  Family  Trusts;   General
                                                     Partner,   Mellon  Family  Investment  Company  IV,  V  and  VI;
                                                     Director of Aerostructures Corporation (since 1996).

J. Angus Ivory    67       Pending acceptance        Trustee of Dow Jones Islamic Market Index Portfolio (since March 1999);
                                                     Director of Brown Brothers  Harriman  Ltd.,  subsidiary of Brown Brothers
                                                     Harriman & Co.;  Director of Old Daily  Saddlery;  Advisor,  RAF
                                                     Central Fund;  Committee Member, St. Thomas Hospital Pain Clinic
                                                     (since 1999)

         Prior to August 10, 1999, Trustees of the Trust received a base annual fee of $15,000 (except the Chairman who received a base annual fee of $20,000) which was paid jointly by all series of the Trust and The 59 Wall Street Fund, Inc. and allocated among the series based upon their respective net assets. In addition, each series which had commenced operations paid an annual fee to each Trustee of $1,000.

                                                                                        Compensation
                                                                                        from the
                                                                                        Trust
                                            Pension or                                  from the
                                            Retirement                                  Corporation
                           Aggregate        Benefits Accrued  Estimated Annual          and Fund
Name of Person,            Compensation     as Part of        Benefits upon             Complex**Paid
Position                   from the Trust   Fund Expenses     Retirement                to Trustees

J.V. Shields, Jr.,         $19,854                   none      none                        $31,000
Trustee

Eugene P. Beard,           $15,828                   none      none                        $26,000
Trustee

David P. Feldman,          $15,828                   none       none                       $26,000
Trustee

Alan G. Lowy,              $15,828                   none       none                       $26,000
Trustee

Arthur D. Miltenberger,    $15,828                   none      none                        $26,000
Trustee

J. Angus Ivory,            N/A                       N/A       N/A                        N/A
Nominee


* The "Fund Complex" consists of the Trust and The 59 Wall Street Fund, Inc. which currently consists of seven series.


         The following  table sets forth certain  information  about the current
         Trustees of the  Portfolio and nominees for election as Trustees of the
         Trust:

                                                 Business Experience
Name                    Age  Trustee Since       During Past Five Years

Richard L. Carpenter**  66   Pending acceptance  Trustee of the  Portfolio, U.S. Small Company  Portfolio and  International
                                                 Equity Portfolio; and Dow Jones Islamic Market Index Portfolio (since March 1999);
                                                 Retired;  Director of  Investments,  Pennsylvania  Public School
                                                 Employees' Retirement System (prior to 1997).

Clifford A. Clark**     69  Pending acceptance   Retired; Trustee  of  the   Portfolio, U.S.   Small  Company
                                                 Portfolio and  International Equity Portfolio; and Dow Jones Islamic
                                                 Market Index Portfolio (since March 1999).

David M. Seitzman**     70  Pending acceptance   Trustee of the Portfolio, U.S. Small Company Portfolio and International
                                                 Equity Portfolio; Physician, Private Practice.

J. Angus Ivory          67  Pending acceptance   Trustee of Dow Jones Islamic  Market Index  Portfolio (since March 1999);
                                                 Director of Brown Brothers Harriman Ltd., subsidiary of Brown Brothers Harriman &
                                                 Co.; Director of Old Daily Saddlery;  Advisor, RAF Central Fund;
                                                 Committee Member, St. Thomas Hospital Pain Clinic (since 1999)

         Prior to August 10, 1999, the Trustees of the Portfolio received a base annual fee of $12,000 (except the Chairman who received a base annual fee of $17,000) which was paid jointly by the Portfolio, U.S. Small Company Portfolio and International Equity Portfolio (the "Portfolios") and allocated among the Portfolios based upon their respective net assets. In addition, each Portfolio which had commenced operations paid an annual fee to each Trustee of $1,000.

                                                                                 Total
                                                                                 Compensation
                                                                                 from the
                                                                                 Portfolio
                                              Pension or                         from the
                                              Retirement                         Corporation
Name                       Aggregate          Benefits Accrued Estimated Annual  Complex*
of Person,                 Compensation       as Part of       Benefits upon     Paid
Position                   from the Portfolio Fund Expenses    Retirement        to Trustees

Richard L. Carpenter,      $11,970              none            none              $15,000
Trustee

Clifford A. Clark,         $11,970               none           none              $15,000
Trustee

David M. Seitzman,         $11,970               none           none              $15,000
Trustee

J. Angus Ivory,            N/A                   N/A            N/A               N/A
Nominee


*The Portfolio Complex consists of the Portfolio, U.S. Small Company Portfolio and International Equity Portfolio.

-----------------------------------------------------

         *Mr. Shields is an "interested person" of the Trust, as defined in the 1940 Act, because of his affiliation with a registered broker-dealer.

         **These Trustees are members of the Audit Committee of the Trust or the Portfolio, as the case may be. Each of the Trustees of the Trust attended all four of the Audit Committee meetings held during the Trust's last fiscal year. Each of the Trustees of the Portfolio attended all four of the Audit Committee meetings held during the Portfolio's' last fiscal year. The duties and functions of the Audit Committee are, among other things, to (1) serve as the liaison between the independent auditors and the Funds' and Portfolio's management as their duties relate to assuring the integrity of the Funds' and Portfolio's financial reporting and the safeguarding of the Funds' and Portfolio's assets;
(2) assure the independence of the auditors, the integrity of management and the adequacy of disclosures to shareholders and holders of interests; and (3) review the scope of the audit, the financial results of the Fund and the Portfolio for the year and the auditors' evaluation of the overall adequacy of internal controls and thereby assists the Board of Trustees in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices.

         (3) As of June 30, 1999, the Trustees of the Trust and of the Portfolio, individually or as a group directly or indirectly beneficially owned less than 1% of the outstanding shares of each Fund and less than 1% of the aggregate beneficial interests in the Portfolio.

         The following  table sets forth certain  information  about the current officers of the Trust and the Portfolio:
                       Position with
                       the Trust and            Business Experience
Name                   the Portfolio            During Past Five Years

Philip W. Coolidge     President                Chief  Executive  Officer and  President of Signature  Financial
                                                 Group,  Inc.   ("SFG"),   59 Wall  Street   Distributors,   Inc.
                                                 ("59 Wall    Street    Distributors")    and   59 Wall    Street
                                                 Administrators, Inc. ("59 Wall Street Administrators").

James E. Hoolahan      Vice President            Senior Vice President of SFG.

John R. Elder          Treasurer                 Vice President of SFG (since April 1995).

Linda T. Gibson        Secretary                 Senior Vice  President and Secretary of SFG;  Secretary of 59 Wall Street
                                                 Distributors and 59 Wall Street Administrators.

Molly S. Mugler        Assistant Secretary       Vice  President and Assistant  Secretary of SFG;  Assistant  Secretary of
                                                 59 Wall Street Distributors and 59 Wall Street Administrators.

Susan Jakuboski        Assistant Treasurer       Assistant Secretary* Vice President of   SFG; Assistant Secretary, Assistant
                                                 Treasurer and  Vice President of Signature Financial Group (Grand Cayman) Limited
                                                 (since August 1994.)

Christine A. Drapeau   Assistant Secretary       Vice  President of SFG (since  January  1996);  Paralegal and  Compliance
                                                 Officer,  various  financial  companies  (July  1992 to  January
                                                 1996);  Graduate  Student,  Bentley  College  (prior to December
                                                 1994).

Linwood C. Downs       Assistant Treasurer       Senior Vice  President and Treasurer of SFG;  Treasurer of 59 Wall Street
                                                 Distributors and 59 Wall Street Administrators.

*Ms. Jakuboski is Assistant Secretary of the Portfolio only.

         At a meeting of the Board of Trustees held on August 10, 1999, the Trustees of the Trust approved a change in the compensation of the Trustees of the Trust. The Trustees of the Trust currently receive an annual base fee of $15,000 (except for the Chairman who receives a base fee of $20,000) which is allocated among all series of the Trust, all series of the 59 Wall Street Fund, Inc., the Portfolios and any other active Hub portfolios having the same Board of Trustees based on their respective net assets. In addition, each series of the Trust or the 59 Wall Street Fund, Inc. that has commenced operations, the Portfolios and any other active Hub portfolios having the same Board of Trustees/Directors pays an annual fee to each Trustee of $1,000.

         During the fiscal year ended June 30, 1999 the Board of Trustees of each of the Trust and the Portfolio met four times. Each Trustee of the Trust attended at least 75% of the meetings of the Board of Trustees of the Trust. Each Trustee of the Portfolio attended all of the meetings of the Board of Trustees of the Portfolio.

         Election of the nominees as Trustees of the Trust requires a Trust Majority Shareholder Vote.

                  The Trustees unanimously recommend that you vote FOR election of the nominees as Trustees of the Trust. In the event the shareholders of the Trust fail to approve this proposal, the Trustees of the Trust will consider what further action should be taken.


PROPOSAL 3:       RATIFICATION OF SELECTION OF ACCOUNTANTS.

         A majority of the Trust's Independent Trustees have selected Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116, as independent certified public accountants to sign or certify any financial statements which may be filed by the Trust with the Securities and Exchange Commission in respect of all or any part of the fiscal year ending June 30, 2000, the employment of such auditors being expressly conditioned upon the right of the Trust, by a Trust Majority Shareholder Vote at any meeting called for the purpose, to terminate such employment forthwith without any penalty. Such selection was made pursuant to provisions of Section 32(a) of the 1940 Act, and is subject to ratification or rejection by the shareholders of the Trust at a meeting of such shareholders. Deloitte & Touche LLP currently serves as the independent certified public accountants of the Trust and the Portfolio and has served as independent certified public accountants of the Trust since 1990 and of the Portfolio, the Corporation and the Corresponding Portfolios since each commenced operations. The Trust is informed that no member of Deloitte & Touche LLP has any direct or material indirect interest in the Trust or the Portfolio.

         The Trust's independent certified public accountants provide customary professional services in connection with the audit function for a management investment company such as the Trust, and their fees for such services include fees for work leading to the expression of opinions on the financial statements included in annual reports to the shareholders of the Trust, opinions on the financial statements and other data included in the Trust's annual report to the Securities and Exchange Commission, opinions on financial statements included in amendments to the Trust's registration statement, and preparation of the Trust's federal and state income tax returns. The nature and scope of the professional services of the accountants were approved by the Trust's Trustees, who have considered the possible effect thereof on the independence of the accountants.

         Representatives of Deloitte & Touche LLP are not expected to be present at the meeting but have been given the opportunity to make a statement if they do so desire and will be available should any matter arise requiring their presence. If the Trust receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the accountants, the Trust will arrange to have a representative of Deloitte & Touche LLP present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

         It is intended that proxies not limited to the contrary will be voted in favor of authorizing the Trust to ratify the selection of Deloitte & Touche LLP as the independent certified public accountants to be employed by the Trust to sign or certify financial statements required to be signed or certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or part of the fiscal year ending June 30, 2000.

         The Trustees of the Trust recommend that the shareholders of the Trust vote to authorize the Trust to ratify the selection of Deloitte & Touche LLP as the independent certified public accountants of the Trust. In the event the shareholders of the Trust fail to approve this proposal, the Trustees of the Trust will consider what further action should be taken.

PROPOSAL 4: TO APPROVE THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST ON BEHALF OF THE TAX EXEMPT MONEY FUND AND BROWN BROTHERS HARRIMAN & CO.

         Brown Brothers Harriman & Co. acts as investment adviser to the Tax Exempt Money Fund pursuant to an Investment Advisory Agreement with Brown Brothers Harriman & Co., dated February 9, 1999 (the "Advisory Agreement"). The Advisory Agreement is set forth as Exhibit A to this Proxy Statement. The
Advisory Agreement has not previously been submitted for approval by the Tax Exempt Money Fund's public shareholders. It should be noted that the Investment Advisory Agreement for each of the Trust's other series (and, with respect to the Money Market Fund, that series' corresponding Portfolio) has already been approved by the public shareholders.

         The Advisory Agreement provides that the Fund employs Brown Brothers Harriman & Co. to provide investment advice and portfolio management services. Subject to the supervision of the Trust's Trustees, Brown Brothers Harriman & Co. makes the day-to-day investment decisions for the Fund, arranges for the execution of the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments.

         Pursuant to the Advisory Agreement, Brown Brothers Harriman & Co. receives a fee equal to an annual rate of 0.15% of the Fund's average daily net assets, which produced an advisory fee of $4,948 for the period from February 22, 1999 (commencement of operations) to June 30, 1999. The net assets as of June 30, 1999 of the Fund were $13,128,936. As the Tax Exempt Money Fund only commenced operations on February 22, 1999, it has not yet had a full fiscal year of operation.

         The Advisory Agreement will remain in full force and effect for two years from the date of such agreement and will continue in full force and effect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually (i) by a vote of a majority of the Trust's Independent Trustees who are not parties to the proposed Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, or (ii) by a vote of a majority of the Fund's outstanding shares, and by the Trust's Independent Trustees who are not parties to the Advisory Agreement. The Advisory Agreement may be terminated at any time without penalty by a vote of a majority of the Trustees of the Trust or by a vote of the holders of a majority of the Fund's outstanding shares on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. upon 90 days' written notice to the Fund. In addition, the Advisory Agreement will terminate immediately and automatically if assigned.

         The Advisory Agreement further provides that Brown Brothers Harriman & Co. shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under such agreement in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

         The Board of Trustees, including a majority of those Independent Trustees who were not parties to the Advisory Agreement approved the Advisory Agreement on February 9, 1999 and authorized its presentation to the shareholders of the Fund on August 10, 1999. At the time of such action, Messrs. David P. Feldman, Arthur D. Miltenberger, Eugene P. Beard, Alan G. Lowy and J.V. Shields, Jr. were Trustees of the Trust. In considering the Advisory Agreement, the Trustees considered and evaluated, among other things, the staff and professional personnel of Brown Brothers Harriman & Co., comparative fees charged to other investment companies by other investment advisers; comparative performance results; and expense ratio data comparing the Fund with other investment companies of similar size and with similar investment objectives. Before approving the Advisory Agreement, the Trustees conducted a review of the various documents, reports and other materials submitted to them by Brown Brothers Harriman & Co., information that they were familiar with as Trustees, as well as information obtained from independent sources such as Lipper Analytical Services, Inc.

                                               The Investment Adviser

         For information about Brown Brothers Harriman & Co., the identity of its general partners and its other contractual arrangements with the Trust, see pages [#] - [#] of this Proxy Statement.


         Authorization of the Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding Shares of that Fund, or (b) 67% of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of that Fund are present or represented by proxy at the Meeting.

         The Trustees of the Trust recommend that the shareholders of the Fund vote FOR the approval of the Advisory Agreement. In the event the shareholders of the Fund fail to approve this Proposal, the Trustees of the Trust will consider what further action should be taken.

PROPOSAL 5:       AUTHORIZING THE TRUST TO VOTE AT A MEETING OF PORTFOLIO
                  INVESTORS ON BEHALF OF THE MONEY MARKET FUND.

         Shareholders of the Money Market Fund are being asked to vote on certain matters because the Portfolio is expected to call a meeting of its investors (including the Money Market Fund) to vote on such matters. Specifically, it is expected that the Portfolio will ask its investors to vote at such meeting to:

(A) vote on an amendment to the Declaration of Trust of the Portfolio regarding Trustee retirement and removal provisions; (B) elect six Trustees of the Portfolio; and (C) vote on the selection of Deloitte & Touche LLP as the independent certified public accountants of the Portfolio.

         The Trust on behalf of the Money Market Fund will cast its votes at the meeting of investors in the Portfolio on each matter in the same proportions as the votes cast by the Money Market Fund's shareholders. The Money Market Fund's investment in the Portfolio as of August 20, 1999 represents approximately 100% of the total interests in the Portfolio.

PROPOSAL 5A:      AUTHORIZING  THE AMENDMENT OF THE  DECLARATION  OF TRUST OF
                  THE PORTFOLIO  REGARDING  TRUSTEE  RETIREMENT AND REMOVAL
                  PROVISIONS.

         The Board of Trustees of the Portfolio has approved, and recommends that investors in the Portfolio approve, a proposal to amend certain provisions of the Portfolio's Declaration of Trust to establish a mandatory retirement age and expand removal provisions relating to Trustees of the Portfolio.

         Currently,  the Portfolio's  Declaration of Trust provides,  in Section
2.2 of Article II, that beginning with the Trustees elected at the first meeting of investors, each Trustee holds office until the termination of the Portfolio unless the Trustee resigns or is removed as otherwise provided in the Declaration of Trust. The Portfolio's Declaration of Trust further provides, in
Section 2.3 of Article II, that a Trustee may be removed with cause by the action of two-thirds of the remaining Trustees.

         The Trustees of both the Portfolio and the Trust have recommended that the respective Declarations of Trust be amended. Such amendments would specifically provide that a Trustee shall hold office until he or she attains the age of seventy (except for Trustees elected prior to January 1, 2000 who would hold office until he or she attains the age of seventy-two), or until he or she sooner dies, resigns or is otherwise removed as provided in the respective Declarations of Trust. Additionally, such amendments would provide that a Trustee could be removed with or without cause by a vote of three-quarters of the remaining Trustees who are Independent Trustees of the Portfolio.

         If this item is approved by Shareholders and the other investors in the Portfolio, the definition section of the Portfolio's Declaration of Trust shall be amended in relevant part to read as follows:

         "Independent   Trustees"   shall  mean  those   Trustees  who  are  not
         "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

         Section 2.2 of Article II of the Portfolio's Declaration of Trust shall be amended in relevant part to read as follows:

         Subject to the provisions of Section 16(a) of the 1940 Act and except as provided in Section 2.3 hereof, each Trustee shall hold office until he or she attains the age of seventy (except with respect to Trustees who are elected as Trustees prior to January 1, 2000, until he or she attains the age of seventy-two), or until he or she sooner dies, resigns or is removed as provided in Section 2.3 below.

         Section 2.3 of Article II of the Portfolio's Declaration of Trust shall be amended in relevant part as follows:

         Any Trustee may be removed with or without cause by the action of three-quarters of the remaining Trustees who are Independent Trustees (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by Section
         2.1 hereof).

         If this proposal is approved, the Trust's Declaration of Trust will also be amended by adding similar language to the corresponding sections of the Trust's Declaration of Trust.

         The full text of applicable sections of the Portfolio's Declaration of Trust and the Trust's Declaration of Trust, as proposed to be amended, are set forth in the Appendix C and B, respectively, to this proxy statement.

         It is intended that proxies submitted by Shareholders of the Money Market Fund not limited to the contrary will be voted in favor of amending the Portfolio's Declaration of Trust as set forth in Appendix C. Amendment of the Portfolio's Declaration of Trust requires the vote of investors in the Portfolio holding more than 50% of the total interests entitled to vote.

         The Board of Trustees of the Trust unanimously recommends that the shareholders of the Money Market Fund vote FOR the approval of the proposed amendments of the Portfolio's Declaration of Trust. In the event the shareholders of the Money Market Fund fail to approve this proposal, the Trustees of the Trust will consider what further action should be taken.


PROPOSAL 5B:      AUTHORIZING THE ELECTION OF SIX TRUSTEES OF THE PORTFOLIO.

         As described under proposal 2 of this Proxy Statement, it is proposed by the Board of Trustees of each of the Trust and the Portfolio that there be a common Board of Trustees between the Trust and the Portfolio as well as among all other funds/portfolios in The 59 Wall Street Family of Funds. . For the reasons stated, the Trustees of the Portfolio believe that a combined Board of Trustees would permit the Trustees to more efficiently supervise the affairs of each of the Trust and the Portfolio and the other funds/portfolios in The 59 Wall Street Family of Funds.

         It is the present intention that the enclosed proxy will, unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon, be used to vote FOR the election of the six nominees as Trustees of the Portfolio. Each Trustee so elected will hold office for a term of unlimited duration until he resigns, retires or is removed, as provided in the Portfolio's Declaration of Trust. Please note that each of Messrs. Shields, Feldman, Miltenberger, Beard and Lowy, currently serves as a Trustee of the Trust and the Corporation and each has consented to serve as a Trustee of the Portfolio if elected at the Meeting. Mr. Ivory is being nominated as a Trustee of the Trust, the Portfolio and the Corresponding Portfolios and has consented to serve if elected at the Meeting.

         Election of the nominees as Trustees of the Portfolio requires the vote of investors in the Portfolio holding more than 50% of the total interests entitled to vote.

         The Trustees unanimously recommend that you vote FOR election of the nominees as Trustees of the Portfolio. In the event the shareholders of the Money Market Fund fail to approve this proposal, the Trustees of the Trust will consider what further action should be taken.


PROPOSAL 5C:      RATIFICATION OF SELECTION OF ACCOUNTANTS.

         A majority of the Portfolio's Trustees have selected Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116, as independent certified public accountants to sign or certify any financial statements which may be filed by the Portfolio with the Securities and Exchange Commission in respect of all or any part of the fiscal year ending June 30, 2000, the employment of such auditors being expressly conditioned upon the right of the Portfolio, by vote of a majority of the outstanding "voting securities" in the Portfolio at any meeting called for the purpose, to terminate such employment forthwith without any penalty. Such selection was made pursuant to provisions of Section 32(a) of the 1940 Act, and is subject to ratification or rejection by the investors of the Portfolio at a meeting of such investors.

         The Portfolio's independent certified public accountants provide customary professional services in connection with the audit function for a management investment company such as the Portfolio, and their fees for such services include fees for work leading to the expression of opinions on the financial statements included in annual reports to the holders of interests in the Portfolio, opinions on the financial statements and other data included in the Portfolio's annual report to the Securities and Exchange Commission, opinions on financial statements included in amendments to the Portfolio's registration statement, and preparation of the Portfolio's federal and state income tax returns. The nature and scope of the professional services of the accountants were approved by the Portfolio's Trustees, who have considered the possible effect thereof on the independence of the accountants.

         It is intended that proxies not limited to the contrary will be voted in favor of authorizing the ratification of the selection of Deloitte & Touche LLP as the independent certified public accountants to be employed by the Portfolio to sign or certify financial statements required to be signed or certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or part of the fiscal year ending June 30, 2000.

         The Trustees of the Trust recommend that the shareholders of the Money Market Fund vote to authorize the ratification of the selection of Deloitte & Touche LLP as the independent certified public accountants of the Portfolio. In the event the shareholders of the Money Market Fund fail to approve this proposal, the Trustees of the Trust will consider what further action should be taken.


PROPOSAL 6:       OTHER BUSINESS.

         Neither the Trustees of the Trust nor the persons appointed as proxies are aware of any matters other than those set forth in the accompanying Notice of Special Meeting which may be presented by others, nor do they have any intention of bringing before the Meeting for action any matters other than those specified in such Notice. If any other business shall properly come before the Meeting, the persons appointed as proxies shall vote thereon in accordance with their best judgment. Proposals of shareholders which are intended to be presented at a future shareholder meeting must be received by the Trust a reasonable time prior to the Trust's solicitation of proxies relating to such future meeting.

                                               ADDITIONAL INFORMATION

Brown Brothers Harriman & Co.

         Brown Brothers Harriman & Co., Private Bankers, is a New York limited partnership established in 1818. The principal offices of Brown Brothers Harriman & Co. are located at 59 Wall Street, New York, New York 10005. Brown Brothers Harriman & Co. is subject to regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. Brown Brothers Harriman & Co. provides a broad range of investment management services for customers in the United States and abroad. At December 31, 1998, it managed total assets of approximately $32 million.

         The general partners of Brown Brothers Harriman & Co. are Messrs. J. William Anderson, Peter B. Bartlett, Brian A. Berris, Taylor S. Bodman, John J. Borland, Douglas A. Donahue, Jr., Anthony T. Enders, A. T. Erckientz, T. M. Farley, John A. Gehret, Elbridge T. Gerry, Jr., Robert R. Gould, Kyosuke Hashimoto, Ronald J. Hill, Landon Hilliard, Radford W. Klotz, Michael Kraynak, Jr., T. Michael Long, Hampton S. Lynch, Jr., Michael W. McConnell, William H. Moore III, Donald B. Murphy, John A. Nielsen, Eugene C. Rainis, A. Heaton Robertson III, Jeffrey A. Schoenfeld, Stokley P. Towles, Andrew J. F. Tucker, Lawrence C. Tucker, Maarten van Hengel, Douglas C. Walker, Laurence F. Whittemore and Richard H. Witmer, Jr. and Mss. Kristen F. Giarrusso and Susan C. Livingston. The mailing address for each general partner is Brown Brothers Harriman & Co., 59 Wall Street, New York, New York 10005, with the following exceptions: Messrs. Bodman, Donahue, Robertson and Towles and Mss. Giarrusso and Livingston at Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109; Mr. Walker at Brown Brothers Harriman & Co., 1531 Walnut Street, Philadelphia, Pennsylvania 19102; Mr. Borland at 125 South Wacker Drive, Suite 2150, Chicago, Illinois 60606; Mr. Hashimoto at Daimatsu Building, 4th Floor, 8-14 Nihonbashi 3-Chome, Chuo-Ku, Tokyo, 103-0027, Japan; and Mr. Lynch at Veritas House, 125 Finsbury Pavement, London EC2A 1PN, England. The five partners with the largest economic interests in Brown Brothers Harriman & Co. are Messrs. Enders, Hilliard, Murphy, Tucker and McConnell. The Steering Committee of Brown Brothers Harriman & Co. is comprised of Messrs. Enders,
Bartlett, Hilliard, Murphy, Tucker, Donahue and McConnell. Messrs. Nielsen and Murphy have significant management responsibilities relating to the Trust and the Portfolio.

         The investment advisory services provided by Brown Brothers Harriman & Co. to the Tax Exempt Money Fund are not exclusive under the terms of the Advisory Agreement. Brown Brothers Harriman & Co. is free to and does render similar investment advisory services to others, including the other funds/portfolios in the 59 Wall Street Family of Funds. The names of the funds/portfolios in the 59 Wall Street Family of Funds for which Brown Brothers Harriman & Co. provides investment advisory services, the approximate amounts of their net assets or market value as of June 30, 1999 and the annual rates of Brown Brothers Harriman & Co.'s fees for its investment advisory services to such companies are as follows:
                                                       Rate of Investment
                                    Net Assets         Advisory Compensation
                                    as of              as Percentage of Average
Name of Fund                        June 30, 1999      Daily Net Assets
-----------                        -------------      ========================

U.S. Money                          $1,058,041,530             0.15%
Market Portfolio

The 59 Wall Street                  $192,642,426               0.15%
U.S. Treasury Money Fund

The 59 Tax Exempt                   $13,110,638                0.15%
Money Fund

The 59 Wall Street Tax              $76,478,367                 0.25%
Free Short/Intermediate
Fixed Income Fund

U.S. Small Company Portfolio        $17,663,245                 0.65%

The 59 Wall Street                  $139,443,165                0.65%
European Equity Fund

The 59 Wall Street                  $61,440,800                 0.65%
Pacific Basin Equity Fund

The 59 Wall Street                  $11,864,194                 0.25%
Inflation-Indexed Securities
Fund

The 59 Wall Street U.S.             $23,234,878                0.65%
Equity Fund

The 59 Wall Street Tax-             $34,677,316                 0.65%
Efficient Equity Fund

International Equity Portfolio      $61,149,888                  0.65%


         The Trust has entered into an Eligible Institution Agreement and a Shareholder Servicing Agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co. acts as shareholder servicing agent for its customers and for other fund investors. These shareholder services include: answering inquiries regarding account status and history, the manner in which purchases and redemptions of Shares may be effected, and certain other matters pertaining to the Fund; assisting in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the transfer agent; transmitting purchase and redemption orders to the transfer agent; arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the distributor of the gross amount of purchase and redemption orders for Shares; and providing other related services. The Trust on behalf of each Fund has agreed to pay Brown Brothers Harriman & Co. for these services a fee, which is computed daily and may be paid monthly and is equal to an annual percentage rate of the value of Fund Shares owned by or for shareholders for whom Brown Brothers Harriman & Co. is acting either as shareholder servicing agent or eligible institution.

         The Trust has also entered into an Administrative Services Agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co. administers all aspects of the Trust's operations subject to the supervision of the Trust's Trustees. In connection with its responsibilities as Administrator for each Fund and at its own expense, Brown Brothers Harriman & Co. (i) provides the Trust with the services of persons competent to perform such supervisory, administration and clerical functions as are necessary in order to provide effective administration of the Trust, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Trust by others, including the Funds' Custodian, Transfer Agent and Dividend Disbursing Agent; (iii) provides the Trust with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation of, but does not pay for, the periodic updating of the Trust's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for the Fund and reports to the Fund's shareholders and the Securities and Exchange Commission.

         The Trust on behalf of each Fund has agreed to pay Brown Brothers Harriman & Co. for these services a fee, which is computed daily and may be paid monthly equal to an annual percentage rate of the value of the Fund's shares. With respect to the Tax Exempt Money Fund, the fees payable to Brown Brothers Harriman & Co. as shareholder servicing agent or eligible institution are 0.25% of the Fund's average daily net assets and the fees payable to Brown Brothers Harriman & Co. as administrator are 0.10% of the Fund's average daily net assets. Brown Brothers Harriman & Co. pays a subadministration fee as determined from time to time to 59 Wall Street Administrators, Inc. Therefore the net administration fee payable to Brown Brothers Harriman & Co. is lower.

         The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting, selling or distributing securities and from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. There is presently no controlling precedent prohibiting financial institutions such as Brown Brothers Harriman & Co. from performing the investment advisory, administrative or shareholder servicing/eligible institution functions described above. If Brown Brothers Harriman & Co. were to terminate the Tax Exempt Money Fund's Investment Advisory Agreement with the Trust or were prohibited from acting in such capacity, it is expected that the Trustees of the Trust would recommend to the shareholders of the Trust that they approve that the Trust, on behalf of the Tax Exempt Money Fund, enter into a new investment advisory agreement with another qualified adviser selected by the Trustees. If Brown Brothers Harriman & Co. were to terminate its Shareholder Servicing Agreement, Eligible Institution Agreement or Administrative Services Agreement with the Trust or were prohibited from acting in any such capacity, its customers would be permitted to remain shareholders of the Trust and alternative means for providing shareholder services or administrative services, as the case may be, would be sought. In such event, although the operation of the Trust might change, it is not expected that any shareholders would suffer any adverse financial consequences. However, an alternative means of providing shareholder services may afford less convenience to investors.

         Pursuant to a license agreement between the Trust and Brown Brothers Harriman & Co. dated June 8, 1990, the Trust may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co., only if Brown Brothers Harriman & Co.: (i) gives, prior to the Trustees creating any new series of the Trust, its written consent to the creation of any such additional series; and (ii) does not request that the Trust change its name to eliminate all reference to "59 Wall Street" upon the expiration or earlier termination of any investment advisory agreement between the Trust and Brown Brothers Harriman & Co. with respect to the latter's rendering of investment advisory services to any current or future series of the Trust.

                                               Portfolio Transactions

         In effecting securities transactions for the Tax Exempt Money Fund, Brown Brothers Harriman & Co. will be trading in fixed-income securities, which are generally traded at a net price with dealers acting as principal for their own account without a stated commission. The price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund.
In some instances, this procedure might adversely affect the Fund.


                                           By Order of the Board of Trustees.
                                           Linda T. Gibson, Secretary.

                                                                     APPENDIX A

                            THE 59 WALL STREET TRUST
                          INVESTMENT ADVISORY AGREEMENT

                    THE 59 WALL STREET TAX EXEMPT MONEY FUND


         AGREEMENT, made this 9th day of February, 1999 between THE 59 WALL STREET TRUST, a Massachusetts business trust (the "Trust"), on behalf of The 59 Wall Street Tax Exempt Money Fund (the "Fund"), and BROWN BROTHERS HARRIMAN & CO., a New York limited partnership (the "Adviser"),

         WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the " 1940 Act"); and

         WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to render such services;

         NOW, THEREFORE, this Agreement

                                   WITNESSETH:

that in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

         1. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Subject to the general supervision of the Trustees of the Trust, the Adviser shall manage the investment operations of the Fund and the composition of the Fund's portfolio of securities and investments, including cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with the Fund's investment objective and policies as stated in the Prospectus (as defined in paragraph 3 of this Agreement) and subject to the following understandings:

                  (a) the Adviser shall furnish a continuous investment program for the Fund's portfolio and determine from time to time what investments or securities will be purchased, retained, sold or lent by the Fund, and what portion of the assets will be invested or held uninvested as cash;

                  (b) the Adviser shall use the same skill and care in the management of the Fund's portfolio as it uses in the administration of other accounts for which it has investment responsibility as agent;

                  (c) the Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Trust's Declaration of Trust and By-Laws and the Prospectus of the Fund and with the instructions and directions of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations including, without limitation, the regulations and rulings of the New York State Banking Department;

                  (d)  the  Adviser  shall   determine  the   securities  to  be
purchased, sold or lent by the Fund and as agent for the Fund will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities; in placing orders with brokers and or dealers the Adviser intends to seek best price and execution for purchases and sales.

         On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, the Adviser, may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

                  (e) the Adviser shall maintain books and records with respect to the Fund's securities transactions and shall render to the Trust's Trustees such periodic and special reports as the Trustees may reasonably request; and

                  (f) the investment management services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

         3. The Trust has delivered copies of each of the following documents to the Adviser and will promptly notify and deliver to it all future amendments and supplements, it any:

                  (a) Declaration of Trust of the Trust, filed with the Secretary of the Commonwealth of Massachusetts on June 8, 1983, and amendments thereto filed on October 27, 1983, August 22, 1984, July 20, 1989, October 24, 1989, February 14, 1991, December 20, 1991 and June 26, 1992 (such Declaration of Trust and amendments, as presently in effect and as further amended from time to time, are herein called the "Declaration of Trust");

                  (b) By-Laws of the Trust (such By-Laws, as presently in effect and as amended from time to time, are herein called the "By-Laws");

                  (c) Certified resolutions of the Trustees of the Trust authorizing the appointment of the Adviser and approving the form of this Agreement;

               (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (No. 33-39020) (the "Registration Statement") as filed with the Securities and Exchange Commission (the "Commission") on November 30, 1998 relating to the Trust and the Fund shares, and all amendments thereto;

                  (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission on June 24, 1983 and all amendments thereto; and

                  (f) Prospectus of the Fund, dated February 16, 1999 (such prospectus, as presently in effect and as amended or supplemented with respect to the Fund from time to time, is herein called the "Prospectus").

         4. The Adviser shall keep the Fund's books and records required to be maintained by it pursuant to paragraph 2(e). The Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the Fund by Rule 31a-1 of the Commission under the 1940 Act.

         5. During the term of this Agreement the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Fund (including taxes and brokerage commissions, if any).

         6. For the services provided and the expenses borne pursuant to this Agreement, the Adviser will receive from the Fund as full compensation therefor a fee at an annual rate equal to 0.15% of the Fund's average daily net assets. This fee will be computed based on net assets at 4:00 P.M. New York time on each business day and will be paid to the Adviser monthly during the succeeding calendar month. In the event the expenses of the Fund for any fiscal year (including the fees payable to the Adviser and the Trust's administrator (the "Administrator"), but excluding interest, taxes, brokerage commissions and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) exceed the lowest applicable annual expense limitation established pursuant to the statutes or regulations of any jurisdiction in which Shares of the Fund are then qualified for offer and sale, the compensation due to the Adviser hereunder will be reduced by 50% (or 100% if the Trust does not have an Administrator) of the amount of such excess, or if such excess expenses exceed the amount of the fees payable to the Adviser and the Administrator, the Adviser shall reimburse the Fund for 50% (or 100% if the Trust does not have an Administrator) of the amount by which such expenses exceed such fees. Any reduction in the fee payable and any payment by the Adviser to the Fund shall be made monthly and subject to readjustment during the year.
         7. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         8. This Agreement shall continue in effect for two years from the date of its execution and thereafter, but only so long as its continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund by the Trust at any time, without the payment of any penalty, by vote of a majority of all the Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund on 60 days written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its "assignment".

         9. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Trust from time to time, have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed an agent of the Fund or the Trust.

         10. This Agreement may be amended by mutual consent, but the consent of the Trust must be approved (a) by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by "vote of a majority of the outstanding voting securities" of the Fund.

         11. As used in this Agreement, the terms "assignment", "interested persons" and "vote of a majority of the outstanding voting securities" shall have the meanings assigned to them respectively in the 1940 Act.

         12. Notices of any kind to be given to the Adviser by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 59 Wall Street, New York, New York 10005, Attention: Treasurer, or at such other address or to such other individual as shall be specified by the Adviser to the Trust. Notices of any kind to be given to the Trust by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Trust at The 59 Wall Street Trust, 21 Milk Street, Boston, Massachusetts 02116, Attention:
Secretary, or at such other address or to such other individual as shall be specified by the Trust to the Adviser.

         13. The Trustees have authorized the execution of this Agreement in their capacity as Trustees and not individually and the Adviser agrees that neither the shareholders nor the Trustees nor any officer, employee, representative or agent of the Trust shall be personally liable upon, nor shall resort be had to their private property for the satisfaction of, obligations given, executed or delivered on behalf of or by the Trust, that the shareholders, Trustees, officers, employees, representatives and agents of the Trust shall not be personally liable hereunder, and the Adviser shall look solely to the property of the Trust for the satisfaction of any claim hereunder.

         14. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. 15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers or Partners designated below on the day and year first above written.

                                            THE 59 WALL STREET TRUST

                                            By ________________________
                                            Joseph V. Shields, Jr., Chairman

ATTEST:



Christine A. Drapeau
Assistant Secretary                        BROWN BROTHERS HARRIMAN & CO.


ATTEST:                                    By _____________________
                                             John A. Nielsen, Partner


Christine A. Drapeau
Assistant Secretary


                                                                    APPENDIX B



         Proposed amendment to Section 1.2 (Definitions) of the Declaration of Trust of the Trust (words deleted have been marked through and words added are underscored):

         "Independent   Trustees"   shall  mean  those   Trustees  who  are  not
         "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

         Proposed amendment to Sections 2.2, 2.3 and 2.4 of Article II of the Declaration of The 59 Wall Street Trust (words deleted have been marked through and words added are underscored):

         Section 2.2. Election and Term. The Trustees shall be elected by a Majority Shareholder Vote at the first meeting of Shareholders following the initial public offering of Shares of the Trust. The Trustees shall have the power to set and alter the terms of office of the Trustees, and they may at any time lengthen or lessen their own terms or make their terms of unlimited duration, subject to the resignation and removal provisions of Section 2.3 hereof. Subject to the provisions of Section 16(a) of the 1940 Act, the Trustees may elect their own successors and may, pursuant to Section 2.4 hereof, appoint Trustees to fill vacancies. A Trustee shall hold office until he or she attains the age of seventy (except with respect to Trustees who are elected as Trustees prior to January 1, 2000, until he or she attains the age of seventy-two), or until he or she sooner dies, resigns or is removed as provided in Section 2.3 below. The Trustees shall adopt By-Laws not inconsistent with this Declaration or any provision of law to provide for election of Trustees by Shareholders at such time or times as the Trustees shall determine to be necessary or advisable.

         Section 2.3. Resignation and Removal. Any Trustee may resign his trust (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided that aggregate number of Trustees after such removal shall not be less than the number required by Section 2.1 hereof) with cause, by the action of two-thirds of the remaining Trustees. Any of the Trustees may be removed (provided that the aggregate number of Trustees after such removal shall not be less than the number required by Section 2.1 hereof) with or without cause, by the action of three-quarters of the remaining Trustees who are Independent Trustees. In addition, no Trustee shall continue to serve as such after the holders of not less than two-thirds of the outstanding Shares have declared that he be removed from that office either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose. The Trustees shall promptly call a meeting of Shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing so to do by the holders of not less than 10 per centum of the outstanding Shares. Whenever ten or more Shareholders who have been such for at least six months preceding the date of application, and who hold in the aggregate either Shares having a net asset value of at least $25,000 or at least 1 per centum of the outstanding Shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other Shareholders with a view to obtaining signatures to a request for a meeting pursuant to the preceding sentence and accompanied by a form of communication and request which they wish to transmit, the Trustees shall then follow the procedures set forth in
         Section 16(c)(1) or 16(c)(2) of the 1940 Act. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.


         Section 2.4. Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the expiration of the term of office pursuant to Section 2.2 hereof, attainment of the age seventy (except with respect to Trustees who are elected as Trustees prior to January 1, 2000, attainment of the age of seventy-two), the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. No such vacancy shall operate to annul the Declaration or to revoke any existing agency created pursuant to the terms of the Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of
         Section 16(a) of the 1940 Act, the remaining Trustees or, prior to the public offering of Shares of the Trust, if only one Trustee shall then remain in office, the remaining Trustee, shall fill such vacancy by the appointment of such other person as they or he, in their or his discretion shall see fit, made by a written instrument signed by a majority of the remaining Trustees or by the remaining Trustee, as the case may be. Any such appointment shall not become effective, however, until the person named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy is filled as provided in this Section 2.4, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration. A written instrument certifying the existence of such vacancy signed by a majority of the Trustees shall be conclusive evidence of the existence of such vacancy.

                                                                    APPENDIX C




         Proposed amendment to Section 1.2 (Definitions) of the Declaration of Trust of U.S. Money Market Portfolio (words deleted have been marked through and words added are underscored):

         "Independent   Trustees"   shall  mean  those   Trustees  who  are  not
         "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.


         Proposed Amendment to Sections 2.2 and 2.3 of Article II of the Declaration of Trust of U.S. Money Market Portfolio (words deleted have been marked through and words added are underscored):

         Section 2.2. Term and Election. Each Trustee named herein, or elected or appointed prior to the first meeting of the Holders, shall (except in the event of resignations or removals or vacancies pursuant to
         Section 2.3 or 2.4 hereof) hold office until his successor has been elected at such meeting and has qualified to serve as Trustee, as required under the 1940 Act. Subject to the provisions of Section 16(a) of the 1940 Act and except as provided in Section 2.3 hereof, each Trustee shall hold office during the lifetime of this Trust and until its termination as hereinafter provided until he or she attains the age of seventy (except with respect to Trustees who are elected as Trustees prior to January 1, 2000, until he or she attains the age of seventy-two), or until he or she sooner dies, resigns or is removed as provided in Section 2.3 below.

         Section 2.3. Resignation, Removal and Retirement Any Trustee may resign his or her trust (without need for prior or subsequent accounting) by an instrument in writing executed by such Trustee and delivered or mailed to the Chairman, if any, the President or the Secretary of the Trust and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any Trustee may be removed by the affirmative vote of Holders of two-thirds of the Interests or (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by Section 2.1 hereof) with a cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed with or without cause by the action of three-quarters of the remaining Trustees who are Independent Trustees (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by Section 2.1 hereof). Removal with cause includes, but is not limited to, the removal of a Trustee due to physical or mental incapacity or failure to comply with such written policies as from time to time may be adopted by at least two-thirds of the Trustees with respect to the conduct of the Trustees and attendance at meetings. Any Trustee who has attained a mandatory retirement age, if any, established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action by such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy. Any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees, may be retired by written instrument executed by a majority of the other Trustees, specifying the date of such Trustee's retirement. Upon the resignation, retirement or removal of a Trustee or a Trustee otherwise ceasing to be a Trustee, such resigning, retired removed or former Trustee shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of such resigning, retired, removed or former Trustee. Upon the death of any Trustee or upon removal, retirement or resignation due to any Trustee" incapacity to serve as Trustee, the legal representative of such deceased, removed, retired or resigning Trustee shall execute and deliver on behalf of such deceased, removed, retired or resigning Trustee such documents as the remaining Trustees shall require for the purpose set forth in the preceding sentence.






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